UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2021

CONSONANCE-HFW ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39635	98-15556622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Palmer Square, Suite 350 Princeton, NJ		08540
(Address of principal executive offices)		(Zip Code)

(609) 921-2333

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	CHFW.U	NYSE American LLC
Class A Ordinary Shares included as part of the units	CHFW	NYSE American LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CHFW.W	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed, on April 15, 2021, Consonance-HFW Acquisition Corp., a Cayman Islands exempted company (“CHFW”), entered into a Business Combination Agreement (the “BCA”) with Perseverance Merger Sub Inc., a wholly owned subsidiary of CHFW (“Merger Sub”), and Surrozen, Inc. (“Surrozen”), pursuant to which (i) CHFW will deregister as a Cayman Islands company and domesticate as a corporation in the State of Delaware (the “Domestication”) and will be renamed “Surrozen, Inc.” (“New Surrozen”) and (ii) Merger Sub will merge with and into Surrozen, with Surrozen surviving as a wholly owned subsidiary of New Surrozen (the “Merger”). CHFW’s shareholders approved the transactions contemplated by the BCA on August 10, 2021.

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 10, 2021, at the Extraordinary General Meeting of CHFW (the “Extraordinary General Meeting”), holders of 9,945,364 of CHFW’s ordinary shares, which represented 83.34% of the ordinary shares outstanding and entitled to vote as of the record date of July 9, 2021, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the CHFW shareholders at the Extraordinary General Meeting are set forth below. CHFW filed a definitive proxy statement/prospectus for the Extraordinary General Meeting with the U.S. Securities and Exchange Commission on July 15, 2021, which was mailed and made available to shareholders on or around July 19, 2021 (the “proxy statement/prospectus”), and describes the proposals summarized below in more detail.

Proposal 1 - The BCA Proposal - to approve by ordinary resolution and adopt the BCA, a copy of which is attached to the proxy statement/prospectus statement as Annex A. The BCA provides for, among other things, the Merger, in accordance with the terms and subject to the conditions of the BCA.

The voting results with respect to the BCA Proposal were as follows:

Votes For	Votes Against	Abstentions
9,712,408	176,605	56,351

Proposal 2 - The Domestication Proposal - to approve by special resolution the change of CHFW’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware.

The voting results with respect to the Domestication Proposal were as follows:

Votes For	Votes Against	Abstentions
9,712,408	176,605	56,351

Proposal 3 - New Organizational Documents Proposal - to approve by special resolution the proposed certificate of incorporation and the proposed bylaws for New Surrozen, which are included as Annex C and Annex D to the proxy statement/prospectus.

The voting results with respect to the New Organizational Documents Proposal were as follows:

Votes For	Votes Against	Abstentions
9,712,408	176,605	56,351

Proposal 5 - Governing Documents Proposal A - consists of four separate special resolutions that were submitted to shareholders for action to approve, on an advisory, non-binding basis, certain components of the proposed certificate of incorporation and the proposed bylaws of New Surrozen:

Governing Documents Proposal A - to approve a change in the authorized share capital of CHFW from (i) 350,000,000 Class A ordinary shares, (ii) 150,000,000 Class B ordinary shares and (iii) 1,000,000 preference shares, to (a) 500,000,000 shares of common stock of New Surrozen and (b) 10,000,000 shares of preferred stock of New Surrozen.

The voting results with respect to Governing Documents Proposal A were as follows:

Votes For	Votes Against	Abstentions
9,697,902	191,111	56,351

Governing Documents Proposal B - to provide authorization to the New Surrozen board to issue any or all shares of New Surrozen preferred stock in one or more classes or series, with such terms and conditions as may be expressly determined by the New Surrozen board and as may be permitted by the Delaware General Corporation Law.

The voting results with respect to Governing Documents Proposal B were as follows:

Votes For	Votes Against	Abstentions
9,697,605	191,111	56,648

Governing Documents Proposal C - to remove the ability of New Surrozen stockholders to take action by written consent in lieu of a meeting.

The voting results with respect to Governing Documents Proposal C were as follows:

Votes For	Votes Against	Abstentions
9,646,914	242,099	56,351

Governing Documents Proposal D - to approve the replacement of CHFW’s existing organizational documents and to authorize that all other immaterial changes necessary or, as mutually agreed as desirable in good faith by CHFW and Surrozen in connection with the replacement of the existing organization documents of CHFW with the proposed certificate of incorporation and the proposed bylaws of New Surrozen as part of the Domestication, including (i) changing the post-business combination corporate name from “Consonance-HFW Acquisition Corp.” to “Surrozen, Inc.”, (ii) making New Surrozen’s corporate existence perpetual, (iii) adopting Delaware as the exclusive forum for certain stockholder litigation and federal district courts of the United States as the exclusive forum for litigation arising out of the Securities Act of 1933, as amended and (iv) removing certain provisions related to our status as a blank check company that will no longer be applicable upon consummation of the Merger.

The voting results with respect to Governing Documents Proposal D were as follows:

Votes For	Votes Against	Abstentions
9,697,902	191,111	56,351

Proposal 5 - The Stock Issuance Proposal - to approve by ordinary resolution the issuance of New Surrozen common stock to (a) the PIPE investors pursuant to the PIPE financing being conducted in connection with the Merger and (b) the Surrozen stockholders pursuant to the BCA.

The voting results with respect to the Stock Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions
9,712,208	176,805	56,351

Proposal 6 - The Incentive Award Plan Proposal - to approve by ordinary resolution the approval and adoption of the Surrozen, Inc. 2021 Equity Incentive Plan, a copy of which is attached to the proxy statement/prospectus as Annex J.

The voting results with respect to the Incentive Award Plan Proposal were as follows:

Votes For	Votes Against	Abstentions
9,712,208	176,805	56,351

Proposal 7 - The ESPP Proposal - to approve by ordinary resolution the approval and adoption of the Surrozen, Inc. 2021 Employee Stock Purchase Plan, a copy of which is attached to the proxy statement/prospectus as Annex K.

The voting results with respect to the ESPP Proposal were as follows:

Votes For	Votes Against	Abstentions
9,712,208	176,605	56,551

Proposal 8 - The Adjournment Proposal - to approve an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates (A) to the extent necessary to ensure that any required supplement or amendment to the proxy statement/prospectus is provided to CHFW shareholders or, if as of the time for which the extraordinary general meeting is scheduled, there are insufficient CHFW ordinary shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Extraordinary General Meeting, (B) in order to solicit additional proxies from CHFW shareholders in favor of one or more of the proposals at the Extraordinary General Meeting or (C) if CHFW shareholders redeem an amount of the public shares such that the condition to consummation of the Merger that the aggregate cash proceeds to be received by CHFW from the trust account in connection with the Merger, together with aggregate gross proceeds from the PIPE financing, equal no less than $100,000,000 after deducting certain of CHFW’s unpaid expenses and liabilities would not be satisfied, at the Extraordinary General Meeting.

Because there was no need to adjourn the Extraordinary General Meeting, proposal 8 was not voted upon.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between CHFW and Surrozen, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of CHFW’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CHFW and Surrozen. These statements are subject to a number of risks and uncertainties regarding CHFW’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of CHFW and Surrozen; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by CHFW’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; risks related to the matters set forth in the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies, issued by the Division of Corporate Finance of the SEC on April 12, 2021; and those factors discussed in the registration statement on Form S-4 (333-256146), declared effective by the SEC on July 15, 2021, and CHFW’s other filings with the SEC. There may be additional risks that CHFW presently does not know or that CHFW currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide CHFW’s expectations, plans or forecasts of future events and views as of the date of this communication. CHFW anticipates that subsequent events and developments will cause CHFW’s assessments to change. However, while CHFW may elect to update these forward-looking statements at some point in the future, CHFW specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing CHFW’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2021	CONSONANCE-HFW ACQUISITION CORP.

	By:	/s/ Gad Soffer
	Name:	Gad Soffer
	Title:	Chief Executive Officer